UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-22022

Advent Claymore Convertible Securities and Income Fund II
(Exact name of registrant as specified in charter)

   1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
           1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Name and address of agent for service)

Registrant's telephone number, including area code:           (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2013

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

ADVENT CAPITAL MANAGEMENT

CEF

April 30, 2013 (Unaudited)

AGC | SEMIANNUAL REPORT

Advent Claymore Convertible Securities and Income Fund II

(formerly known as Advent/Claymore Global Convertible Securities & Income Fund)

WWW.GUGGENHEIMINVESTMENTS.COM/AGC
. . .YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheiminvestments.com/agc, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

April 30, 2013

Tracy V. Maitland
President and Chief Executive Officer

DEAR SHAREHOLDER

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund II (the “Fund”). This report covers the Fund’s performance for the six months ended April 30, 2013.

Advent Capital Management, LLC (the “Investment Manager”) serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of April 30, 2013, Advent managed approximately $6.5 billion in assets.

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser” or “Adviser”) serves as the Investment Adviser to the Fund. The Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 50% of its managed assets in convertible securities. The Fund may invest up to 40% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities.

For the six-month period ended April 30, 2013, the Fund generated a total return based on market price of 14.30% and a return of 13.62% based on NAV. As of April 30, 2013, the Fund’s market price of $7.31 represented a discount of 7.00% to NAV of $7.86. The Fund uses financial leverage to finance the purchase of additional securities, a strategy which contributed to performance for the period. All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions.

In each month from November 2012 through April 2013, the Fund paid a monthly distribution of $0.047 per share. The current monthly distribution represents an annualized distribution rate of 7.72% based upon the last closing market price of $7.31 as of April 30, 2013. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 39 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the share price is lower than when the price is higher.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.

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DEAR SHAREHOLDER continued (Unaudited)	April 30, 2013

We thank you for your investment in the Fund and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund II as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Fund’s website at www.guggenheiminvestments.com/agc.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund II

May 31, 2013

4 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

QUESTIONS & ANSWERS	April 30, 2013

Advent Claymore Convertible Securities and Income Fund II (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Adviser”), led by Tracy V. Maitland, Advent’s Founder, President and Chief Investment Officer. In the following interview, the management team discusses the convertible-securities and high-yield markets and the performance of the Fund during the six-month period ended April 30, 2013.

Please describe the Fund’s objective and management strategies.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, including U.S. and non-U.S. issuers, with at least 50% of its managed assets in convertible securities and up to 40% of its managed assets in non-convertible income-producing securities. The Fund may invest without limitation in foreign securities.

The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as, forward exchange currency contracts, futures contracts and swaps.

The Fund uses financial leverage to finance the purchase of additional securities. Historically, the primary means had been through Auction Market Preferred Shares (“AMPS”), but other permitted means include borrowing or the issuance of commercial paper or other forms of debt. Earlier in the period, the Fund commenced a tender offer for up to 100% of its outstanding AMPS. The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 per share (or $24,750 per share), plus any unpaid dividends accrued through the expiration of the offer. On December 13, 2012, the Fund announced the expiration and results of tender offer. The Fund repurchased 10,417 AMPS, which represented approximately 99.4% of its previously outstanding AMPS.

The Fund refinanced its tendered AMPS through alternative forms of leverage, including borrowings under a margin loan agreement and reverse repurchase agreement transactions. The Fund initially sought a total amount of outstanding leverage immediately after the conclusion of the tender offer approximately equal to the aggregate liquidation preference of the Fund’s AMPS prior to the tender offer. However, the actual amount of the Fund’s total leverage may vary over time and the Fund may, from time to time, seek to increase or decrease its total outstanding leverage, within limits of the Investment Company Act of 1940, as determined by the Board of Directors and Fund management.

Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

On May 10, 2013, after the period end, the Fund announced an at-par redemption of all of its remaining outstanding AMPS. The Fund expects to redeem its remaining $1.6 million of outstanding AMPS by June 26, 2013.

Please describe the economic and market environment over the last six months.

Security markets throughout the globe advanced sharply for the six months ended April 30, 2013 as quantitative easing by a number of central banks along with reasonable economic growth in many areas conspired to raise asset prices across stock and bond markets. U.S. and European broad market equity indices both advanced double-digits in the six months and the Japanese equity markets rocketed higher on aggressive money printing by the new government there.

Equity investors were rewarded by corporate profits remaining strong and issuers finding more than ample access to capital at ever-declining borrowing rates. U.S. economic reports and statistics, particularly those tied to the housing market and employment showed encouraging progress throughout the six months. The U.S. fiscal situation improved with the growing economy and near-term resolution of the most recent partisan negotiations over the federal budget and debt limits. Europe avoided any near-term repeats of sovereign confidence crises, and Japanese asset prices rose on an ask-questions-later mentality given the magnitude of quantitative easing implemented. Select emerging markets such as China, Brazil and India struggled relatively as GDP growth rates moderated and some commodity prices declined, but developed nation security markets almost universally advanced.

Emphasis on finding yield pervaded as it has in prior reporting periods, although the asset type focus seemed to shift toward high-dividend or defensive equities, as bond prices rose so high they heavily limited yield to investors. The best performing sectors in the U.S. market were traditionally lower-beta, less cyclical ones such as consumer staples, health care and utilities, as dividends in many cases made equities higher-yielding than bonds from the same issuer.

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT | 5

QUESTIONS & ANSWERS continued (Unaudited)	April 30, 2013

How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2013, the Fund generated a total return based on market price of 14.30% and a return of 13.62% based on NAV. As of April 30, 2013, the Fund’s market price of $7.31 represented a discount of 7.00% to NAV of $7.86. As of October 31, 2012, the Fund’s market price of $6.66 represented a discount of 7.24% to NAV of $7.18.

The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The Investment Manager believes that, over the long term, the fluctuations of the NAV will be reflected in the market price return to shareholders.

How has the Fund’s leverage strategy affected performance?

The Fund utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage in the Fund was a contributor to performance for the period.

The Fund’s leverage outstanding as of April 30, 2013, was $171 million, approximately 40% of the Fund’s total managed assets. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

What was the impact of the Fund’s covered call strategy?

The Fund’s covered call strategy had limited upside in the current market characterized by strong equity performance and low volatility levels. The VIX levels were the lowest since 2007 and this made income more difficult to earn with options premiums often offset by foregone equity profits.

The Fund generally had lower equity exposure than prior periods, seeing better risk/reward ratios in convertibles, and this also led to lower impact of the covered call strategy. The VIX Index fell from 17.8 at the end of October 2012 to 13.5 at the end of April 2013 in reaction to the strong markets, as investors seemed to climb a “wall of worry” in becoming increasingly confident that risk factors were not playing out.

How did other market measures perform in this environment?

For the six-month period ended April 30, 2013, the S&P 500 Index returned 14.42%. International equities were even stronger, with the Morgan Stanley Capital International Europe-Australasia-Far East Index (the “MSCI EAFE”) returning 16.90%.

Many bond indices also delivered positive returns during the six months ended April 30, 2013, with measures of riskier parts of the market leading the pack. The return of the Merrill Lynch High Yield Master II Index was 7.26%. The returns of the Merrill Lynch All U.S. Convertibles Index and the Merrill Lynch Global 300 Convertible Index were 12.69% and 9.28%, respectively. The Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”) rose 0.90% for the period.

It is important to remember that the Fund’s mandate differs materially from each of these indices and that the Fund maintains leverage while these indices do not.

Please discuss the Fund’s distributions.

In each month from November 2012 through April 2013, the Fund paid a monthly distribution of $0.047 per common share. The current monthly distribution represents an annualized distribution rate of 7.72% based upon the last closing market price of $7.31 as of April 30, 2013. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

How was the Fund’s portfolio allocated among asset classes during the six months ended April 30, 2013, and what did this mean for performance?

The Fund is diversified globally among convertible securities, high-yield bonds and equities, but can reallocate assets, as appropriate.

As of October 31, 2012, 63.0% of the Fund’s total investments were in convertible securities. High-yield bonds accounted for 29.7% of total investments, and equity positions represented 2.6%. The rest of the Fund’s total investments, approximately 4.7%, were in cash and other investments.

As of April 30, 2013, 65.7% of the Fund’s total investments were in convertible securities. High-yield bonds accounted for 28.4% of total investments, and equity positions represented 1.6%. The rest of the Fund’s assets, approximately 4.3%, were in cash and other investments.

The primary change in allocation over the period involved increasing the convertible allocation. For the first quarter of 2013, the return of the high-yield bond market represented the weakest performance to begin a year since 2008, and premium prices and extended valuations are reducing the likelihood that high-yield bonds will continue to provide equity-like returns. Advent believes that relative value now favors the convertible market and thus increased its convertible allocation going into 2013. Given the hybrid structure of convertible securities, these instruments behaved like stocks in the strengthening market experienced over the period, capturing a meaningful proportion of the upside moves of equities. The fixed income feature of convertibles reduces equity sensitivity in declining markets, so the increased exposure helps protect the portfolio against market volatility.

6 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued (Unaudited)	April 30, 2013

Which investment decisions had the greatest effect on the Fund’s performance?

Among the holdings that made the strongest contribution to performance were convertible bonds of Theravance (0.9% of long-term investments at period end), which jumped in April 2013 as the markets reacted to the strength of the company’s product pipeline and decision to split itself into two entities, one being a biotechnology research and development company that enhanced its value as an acquisition target.

Convertible bonds of Gilead Sciences, Inc., a research-based biopharmaceutical company (1.4% of long-term investments at period end), were also a contributor to performance. The company benefited from revenue expectations for its medicines that treat human immunodeficiency virus/AIDS, liver diseases such as hepatitis B virus and hepatitis C virus, serious cardiovascular/metabolic and respiratory conditions.

Preferred shares held in Bank of America (1.4% of long-term investments at period end) continued to push higher given its yield advantage, with its 7.25% coupon, and the improving credit picture leading to better capital markets results at its Merrill Lynch unit and the improving U.S. housing market assisting the financial stability of the commercial bank.

Holdings that detracted from the Fund’s performance included convertible bonds of Cliffs Natural Resources (less than 0.1% of long-term investments at period end), the iron ore producer, whose shares have slumped along with the entire mining sector amid lower demand from China and tumbling commodity prices.

Convertible bonds of steelmaker ArcelorMittal (1.6% of long-term investments at period end) also continued to fall in value, as have those of many basic materials-related companies. This was due primarily to declining prices of underlying commodities generally, in this case, steel and iron ore, which were plagued by production overcapacity in Russia and China in particular.

Another detractor was convertible bonds Royal Gold (1.4% of long-term investments at period end). They declined as the company’s shares were forced lower along with others tied to the price of gold, when the price plunged on poor demand reports and perceptions of a winding down of central bank quantitative easing.

Have there been any changes to the Fund’s investment guidelines?

The Commodity Futures Trading Commission (“CFTC”) recently amended its Rule 4.5, which excludes the Investment Adviser and the Investment Manager from registration as a commodity pool operator provided certain requirements are met. In order to permit the Investment Adviser and the Investment Manager to continue to claim this exclusion under the amended rule, beginning on January 1, 2013, the Fund limited its trading activity in futures, options on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined under CFTC regulations) such that either:

•
the aggregate initial margin and premiums required to establish its futures, options on futures and swaps did not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

•
the aggregate net notional value of its futures, options on futures and swaps did not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

The Fund and the Investment Manager do not believe that complying with the amended rule limits the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Do you have any other comments about the markets and the Fund?

With such strong market performance in the period, it’s natural that investors might have felt more cautious at the period end, although there are many indications that the economy is generally growing in the U.S. and some other parts of the world. It is worth noting that equities which have struggled to keep up with the strong overall market include many in cyclical industries such as materials and technology, which are also among the most prominent issuers of straight and convertible debt.

While Treasury yields remained very low during the period and corporate credit spreads tightened noticeably, they are still near the middle of historic ranges in terms of nominal percentage points over risk-free Treasuries.

Advent believes its sizeable research staff and bottom-up fundamental focus places it in a strong position to identify issuer-specific opportunities as they arise across the convertible and high yield markets.

Index Definitions

Indices are unmanaged and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

The Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT | 7

QUESTIONS & ANSWERS continued (Unaudited)	April 30, 2013

Merrill Lynch Global 300 Convertible Index measures the performance of convertible securities of issuers throughout the world.

The Barclays U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.

AGC Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Convertible Securities. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price,” which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Interest Rate Risk. In addition to the risks discussed above, convertible securities and nonconvertible income securities are subject to certain risks, including:

•	if interest rates go up, the value of convertible securities and noncon-vertible income securities in the Fund’s portfolio generally will decline;

•
during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer; and

•
during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

Credit Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in convertible and nonconvertible debt securities involve credit risk. However, in general, lower rated, lower grade and nonin-vestment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.

Lower Grade Securities Risks. Investing in lower grade and non-investment grade securities (commonly known as “junk bonds”) involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

Preferred Securities Risks. There are special risks associated with investing in preferred securities, including risks related to deferral, noncumulative dividends, subordination, liquidity, limited voting rights and special redemption rights.

Foreign Securities and Emerging Markets Risk. The Fund may invest without limitation in foreign securities. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region, (2) smaller market size, resulting in lack of liquidity and price volatility, (3) certain national policies which may restrict the Fund’s investment opportunities, (4) less uniformity in accounting and reporting requirements, (5) unreliable securities valuation and (6) custody risk.

8 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued (Unaudited)	April 30, 2013

Smaller Company Risk. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Risk Associated with the Fund’s Covered Call Option Writing Strategy. The ability of the Fund to achieve its investment objective of providing total return through a combination of current income and capital appreciation is partially dependent on the successful implementation of its covered call option strategy.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

Strategic Transactions. The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate and foreign currency transactions, options, futures, swaps, caps, floors, and collars and other derivatives transactions.

Financial Leverage Risk. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

Risks Associated with Refinancing of Auction Preferred Shares. Historically, the Fund primarily utilized financial leverage through the issuance of AMPS. The Fund has repurchased pursuant to a tender offer or announced the redemption of all of its outstanding AMPS. The Fund is refinancing its tendered AMPS through alternative forms of leverage, including borrowings under a margin loan agreement and reverse repurchase agreement transactions. The leverage represented by the AMPS was perpetual in that the AMPS had no fixed repayment date. In contrast, the financial leverage represented by borrowings under a margin loan agreement and reverse repurchase agreements must be renewed. If the Fund is unable to renew or refinance such borrowings, the Fund will be forced to decrease the amount of its leverage (i.e., sell assets and use the proceeds of such sales to repay such borrowings). Such an event could have negative consequences for the Fund, including requiring the Fund to sell investments at a loss, tax consequences to the Fund or its shareholders and reducing the return to common shareholders of the Fund. The calculation for determining the dividend rate for the AMPS is based on a different methodology than the calculation for determining the interest rate charged to borrowings or the cost of reverse repurchase agreement financing utilized by the Fund. As a result, depending on the market conditions, leverage costs under the Fund’s current financing arrangements may be higher or lower than leverage costs would have been for the AMPS.

With respect to borrowings under the Fund’s margin loan agreement, under the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund, immediately after the issuance of senior securities constituting indebtedness, must have an “asset coverage” of at least 300% (i.e., the indebtedness may not exceed 33 1/3% of the Fund’s managed assets after the issuance of such borrowings). Because reverse repurchase agreement transactions may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. With respect to leverage incurred through reverse repurchase agreement transactions, the Fund intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the Staff of the Securities and Exchange Commission. As a result of such segregation, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act. Therefore, the Fund’s ability to utilize leverage through such transactions will not be limited by the 1940 Act restrictions on senior securities representing indebtedness, but will be limited by the Fund’s maximum overall leverage levels approved by the Board and will be limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions. The types of leverage utilized by the Fund, along with the actual amount of the Fund’s total leverage, may vary over time. The Fund may, from time to time, seek to increase or decrease its total outstanding leverage, within limits of the 1940 Act, as determined by the Board and management of the Fund.

In addition to the risks described above, the Fund is also subject to: Foreign Currency Risk, Derivatives Risk, Counterparty Risk, Management Risk, Market Disruption Risk, and Anti-Takeover Provisions. Please see www.guggenheiminvestments.com/products/agc for a more detailed discussion about Fund risks and considerations.

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT | 9

FUND SUMMARY (Unaudited)	April 30, 2013

Fund Statistics
Share Price	$7.31
Common Share Net Asset Value	$7.86
Premium/Discount to NAV	-7.00%
Net Assets ($000)	$253,364

Total Returns
(Inception 5/29/07)	Market	NAV
Six Month	14.30%	13.62%
One Year	18.22%	16.27%
Three Year - average annual	0.95%	2.61%
Five Year - average annual	-2.88%	-4.25%
Since Inception -average annual	-6.38%	-5.29%

% of Long-Term
Top Ten Industries	Investments
Oil & Gas	7.4%
Pharmaceuticals	6.2%
Telecommunications	5.9%
Mining	5.4%
Semiconductors	5.2%
Biotechnology	4.8%
Real Estate Investment Trusts	4.7%
Software	4.6%
Banks	4.0%
Health Care Products	3.8%

% of Long-Term
Top Ten Issuers	Investments
Sprint Nextel Corp.	2.4%
Illumina, Inc.	1.9%
Hologic, Inc.	1.9%
Nuance Communications, Inc.	1.8%
Ciena Corp.	1.8%
Glencore Finance Europe SA	1.8%
Micron Technology, Inc.	1.7%
Reynolds Group Issuer, Inc.	1.7%
ArcelorMittal (Luxembourg)	1.6%
Bank of America Corp.	1.4%

Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions. All portfolio data is subject to change daily. For more current information, please visit www.guggenheiminvestments.com/agc. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

	% of Long-Term
Country Breakdown	Investments
United States	81.5%
Luxemburg	3.6%
Canada	1.8%
Jersey	1.7%
Cayman Islands	1.5%
Japan	1.4%
Netherlands	1.4%
France	1.3%
China	1.0%
United Kingdom	1.0%
British Virgin Islands	0.9%
Australia	0.6%
Marshall Islands	0.6%
South Korea	0.6%
Bermuda	0.5%
Austria	0.4%
Taiwan	0.2%
Liberia	0.0%	*
* Less than 0.1%

10 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 160.0%
	Convertible Bonds – 99.4%
	Aerospace & Defense – 0.9%
2,000,000	Alliant Techsystems, Inc. (a)	BB–	3.000%	08/15/2024	08/20/14 @ 100	$2,211,250

	Apparel – 0.4%
770,000	Iconix Brand Group, Inc. (a) (b)	NR	1.500%	03/15/2018	N/A	878,762

	Auto Manufacturers – 2.1%
2,132,000	Navistar International Corp. (a) (c)	CCC+	3.000%	10/15/2014	N/A	2,197,292
EUR 2,300,000	Volkswagen International Finance NV (Netherlands) (b)	BBB	5.500%	11/09/2015	N/A	3,131,114
						5,328,406
	Auto Parts & Equipment – 0.8%
2,164,000	Meritor, Inc. (a) (d)	B–	4.000%	02/15/2027	02/15/19 @ 100	1,925,960

	Biotechnology – 7.6%
2,268,000	Cubist Pharmaceuticals, Inc. (a)	NR	2.500%	11/01/2017	N/A	3,841,425
618,000	Dendreon Corp.	NR	2.875%	01/15/2016	N/A	492,082
2,448,000	Gilead Sciences, Inc., Series C (a)	A–	1.000%	05/01/2014	N/A	5,497,290
7,502,000	Illumina, Inc. (a) (b)	NR	0.250%	03/15/2016	N/A	7,811,458
1,601,000	InterMune, Inc. (a)	NR	2.500%	12/15/2017	N/A	1,700,062
						19,342,317
	Building Materials – 0.4%
925,000	Asia Cement Corp. (Taiwan) (e)	NR	0.000%	06/07/2016	N/A	967,781

	Chemicals – 0.0%***
2,840,000	ShengdaTech, Inc. (a) (b) (f) (g) (h)	NR	6.500%	12/15/2015	N/A	41,180

	Coal – 3.5%
4,601,000	Alpha Appalachia Holdings, Inc. (a)	B+	3.250%	08/01/2015	N/A	4,393,955
4,827,000	Alpha Natural Resources, Inc. (a)	B–	2.375%	04/15/2015	N/A	4,549,447
						8,943,402
	Computers – 4.7%
3,968,000	EMC Corp., Series B (a)	A	1.750%	12/01/2013	N/A	5,592,420
2,694,000	NetApp, Inc. (a)	BBB+	1.750%	06/01/2013	N/A	2,939,827
2,669,000	SanDisk Corp. (a)	BB	1.500%	08/15/2017	N/A	3,369,613
						11,901,860
	Diversified Financial Services – 3.2%
2,700,000	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	NR	0.500%	10/23/2017	N/A	2,976,075
HKD 16,000,000	Tong Jie Ltd., Series 363 (British Virgin Islands) (e)	NR	0.000%	02/18/2018	N/A	2,104,992
2,940,000	Walter Investment Management Corp. (a)	NR	4.500%	11/01/2019	N/A	3,127,425
						8,208,492
	Electric – 0.4%
CNY 4,600,000	China Power International Development Ltd. (Hong Kong)	NR	2.250%	05/17/2016	N/A	967,940

	Electronics – 0.8%
1,500,000	TPK Holding Co. Ltd., Series REGS (Cayman Islands) (e)	NR	0.000%	10/01/2017	N/A	1,969,125

	Food – 0.6%
GBP 900,000	J Sainsbury PLC (United Kingdom)	NR	4.250%	07/16/2014	N/A	1,546,440

	Gas – 1.0%
2,250,000	ENN Energy Holdings Ltd. (Cayman Islands) (e)	NR	0.000%	02/26/2018	N/A	2,573,438

See notes to financial statements.
AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT | 11

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Hand & Machine Tools – 0.7%
JPY 150,000,000	OSG Corp. (Japan) (e)	NR	0.000%	04/04/2022	N/A	$1,859,409

	Health Care Products – 6.0%
4,042,000	HeartWare International, Inc. (a)	NR	3.500%	12/15/2017	N/A	5,123,235
1,090,000	Hologic, Inc. (a) (d) (i)	B+	2.000%	12/15/2037	12/15/13 @ 100	1,096,137
2,029,000	Hologic, Inc., Series 2010 (a) (d) (j)	B+	2.000%	12/15/2037	12/15/16 @ 100	2,323,205
4,203,000	Hologic, Inc., Series 2012 (a) (d) (k)	B+	2.000%	03/01/2042	03/06/18 @ 100	4,294,941
2,468,000	Volcano Corp. (a)	NR	1.750%	12/01/2017	N/A	2,401,672
						15,239,190
	Health Care Services – 3.2%
4,675,000	LifePoint Hospitals, Inc. (a)	B	3.500%	05/15/2014	N/A	5,089,907
2,923,000	Molina Healthcare, Inc. (a) (b)	NR	1.125%	01/15/2020	N/A	3,109,341
						8,199,248
	Home Builders – 2.4%
1,500,000	Lennar Corp. (a) (b)	BB–	2.000%	12/01/2020	12/01/13 @ 100	2,265,000
750,000	Ryland Group, Inc. (a)	BB–	1.625%	05/15/2018	N/A	1,183,593
2,450,000	Toll Brothers Finance Corp. (a) (b)	BB+	0.500%	09/15/2032	09/15/17 @ 100	2,589,344
						6,037,937
	Home Furnishings – 0.4%
JPY 90,000,000	Sharp Corp., Series 20 (Japan) (e)	B	0.000%	09/30/2013	N/A	871,959

	Insurance – 1.9%
3,689,000	Radian Group, Inc. (a)	CCC+	3.000%	11/15/2017	N/A	4,804,923

	Internet – 3.0%
500,000	BroadSoft, Inc.	NR	1.500%	07/01/2018	N/A	510,000
1,681,000	Symantec Corp., Series B (a) (c)	BBB	1.000%	06/15/2013	N/A	2,133,819
5,500,000	WebMD Health Corp. (a)	NR	2.500%	01/31/2018	N/A	5,066,875
						7,710,694
	Investment Companies – 0.7%
1,600,000	Billion Express Investments Ltd. (British Virgin Islands)	NR	0.750%	10/18/2015	N/A	1,653,200

	Lodging – 1.9%
4,302,000	MGM Resorts International (a)	B+	4.250%	04/15/2015	N/A	4,772,531

	Machinery-Diversified – 0.8%
1,504,000	AGCO Corp. (a)	BB+	1.250%	12/15/2036	12/19/13 @ 100	1,998,440

	Media – 0.5%
GBP 450,000	ITV PLC (United Kingdom)	BBB–	4.000%	11/09/2016	N/A	1,288,000

	Metal Fabricate & Hardware – 0.6%
1,534,000	RTI International Metals, Inc. (a)	NR	1.625%	10/15/2019	N/A	1,572,350

	Mining – 6.7%
6,300,000	Glencore Finance Europe SA (Luxembourg)	BBB	5.000%	12/31/2014	N/A	7,246,575
3,705,000	Newmont Mining Corp., Series B (a)	BBB+	1.625%	07/15/2017	N/A	4,212,122
5,573,000	Royal Gold, Inc. (a)	NR	2.875%	06/15/2019	N/A	5,496,371
						16,955,068

	Oil & Gas – 5.1%
5,001,000	Chesapeake Energy Corp. (a)	BB–	2.250%	12/15/2038	12/15/18 @ 100	4,450,890
1,075,000	Cobalt International Energy, Inc. (a)	NR	2.625%	12/01/2019	N/A	1,203,328
323,000	Goodrich Petroleum Corp. (a)	CCC	5.000%	10/01/2029	10/01/14 @ 100	322,798

See notes to financial statements.
12 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Oil & Gas (continued)
2,000,000	Lukoil International Finance BV (Netherlands)	BBB	2.625%	06/16/2015	N/A	$2,210,000
2,727,000	Premier Oil Finance Jersey Ltd., Series PMO (Jersey)	NR	2.500%	07/27/2018	N/A	3,269,673
1,702,000	Stone Energy Corp. (a) (b)	B–	1.750%	03/01/2017	N/A	1,572,223
						13,028,912

	Oil & Gas Services – 3.6%
3,264,000	Hornbeck Offshore Services, Inc. (a) (b)	BB–	1.500%	09/01/2019	N/A	3,778,080
EUR 4,008,500	Technip SA, Series TEC (France)	BBB+	0.500%	01/01/2016	N/A	5,203,104
						8,981,184

	Pharmaceuticals – 9.6%
4,004,000	Auxilium Pharmaceuticals, Inc. (a)	NR	1.500%	07/15/2018	N/A	3,753,750
1,270,000	Endo Health Solutions, Inc. (a)	NR	1.750%	04/15/2015	N/A	1,716,087
919,000	Isis Pharmaceuticals, Inc. (a) (b)	NR	2.750%	10/01/2019	N/A	1,403,772
1,654,000	Medivation, Inc. (a)	NR	2.625%	04/01/2017	N/A	2,167,774
1,496,000	Salix Pharmaceuticals Ltd. (a)	NR	2.750%	05/15/2015	N/A	1,982,200
2,743,000	Salix Pharmaceuticals Ltd. (a)	NR	1.500%	03/15/2019	N/A	2,983,012
JPY 222,000,000	Sawai Pharmaceutical Co. Ltd. (Japan) (e)	NR	0.000%	09/17/2015	N/A	3,105,174
3,235,000	Shire PLC, Series SHP (Jersey)	NR	2.750%	05/09/2014	N/A	3,547,178
2,617,000	Theravance, Inc. (a)	NR	2.125%	01/15/2023	N/A	3,717,776
						24,376,723

	Real Estate – 1.2%
2,608,000	Forest City Enterprises, Inc. (a)	B	4.250%	08/15/2018	N/A	2,955,190

	Real Estate Investment Trusts – 6.4%
1,099,000	Annaly Capital Management, Inc. (a)	NR	4.000%	02/15/2015	N/A	1,377,876
1,536,000	Boston Properties, LP (a) (b)	A–	3.625%	02/15/2014	N/A	1,622,400
1,901,000	Health Care REIT, Inc. (a)	BBB	3.000%	12/01/2029	12/01/14 @ 100	2,773,084
2,600,000	Host Hotels & Resorts, LP (a) (b)	BBB–	2.500%	10/15/2029	10/20/15 @ 100	3,740,750
1,232,000	Redwood Trust, Inc. (a)	NR	4.625%	04/15/2018	N/A	1,389,080
4,250,000	SL Green Operating Partnership LP (a) (b)	BB+	3.000%	10/15/2017	N/A	5,246,094
						16,149,284

	Semiconductors – 8.3%
4,468,000	Advanced Micro Devices, Inc. (a)	B	6.000%	05/01/2015	N/A	4,535,020
2,844,000	Intel Corp. (a)	A–	3.250%	08/01/2039	N/A	3,652,777
1,537,000	LAM Research Corp.	BBB–	1.250%	05/15/2018	N/A	1,759,865
3,918,000	Micron Technology, Inc., Series A (a)	NR	1.500%	08/01/2031	08/05/15 @ 100	4,442,032
2,304,000	Micron Technology, Inc., Series E (b)	BB–	1.625%	02/15/2033	02/20/18 @ 100	2,619,360
2,100,000	SK Hynix, Inc. (South Korea)	NR	2.650%	05/14/2015	N/A	2,379,300
1,221,000	Xilinx, Inc. (a)	BBB+	2.625%	06/15/2017	N/A	1,744,504
						21,132,858

	Software – 6.5%
4,167,000	Electronic Arts, Inc. (a)	NR	0.750%	07/15/2016	N/A	4,078,451
4,839,000	Microsoft Corp. (b) (e)	AAA	0.000%	06/15/2013	N/A	4,959,975
6,153,000	Nuance Communications, Inc. (a)	BB–	2.750%	08/15/2027	08/20/14 @ 100	7,464,358
						16,502,784

	Telecommunications – 2.9%
2,293,000	Ciena Corp. (a)	B	0.875%	06/15/2017	N/A	2,103,827
4,715,000	Ciena Corp. (a) (b)	B	3.750%	10/15/2018	N/A	5,260,172
						7,363,999

See notes to financial statements.
AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT | 13

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Transportation – 0.6%
1,540,000	Ship Finance International Ltd. (Bermuda)	NR	3.250%	02/01/2018	N/A	$1,529,413

	Total Convertible Bonds – 99.4%
	(Cost $240,467,138)					251,789,649

	Corporate Bonds – 47.1%
	Aerospace & Defense – 0.2%
375,000	Kratos Defense & Security Solutions, Inc. (a)	B	10.000%	06/01/2017	06/01/14 @ 105	415,313

	Apparel – 0.0%***
70,000	Wolverine World Wide, Inc. (b)	B+	6.125%	10/15/2020	10/15/16 @ 103	76,563

	Auto Manufacturers – 1.7%
375,000	Chrysler Group, LLC / CG Co.-Issuer, Inc. (a)	B	8.000%	06/15/2019	06/15/15 @ 104	421,875
700,000	Ford Motor Co. (a)	BB+	6.625%	10/01/2028	N/A	845,573
2,819,000	Navistar International Corp.	CCC+	8.250%	11/01/2021	11/01/14 @ 104	2,949,379
						4,216,827

	Auto Parts & Equipment – 2.5%
1,938,000	Dana Holding Corp. (a)	BB	6.750%	02/15/2021	02/15/16 @ 103	2,131,800
950,000	Goodyear Tire & Rubber Co. (a)	B+	8.250%	08/15/2020	08/15/15 @ 104	1,067,562
2,815,000	Meritor, Inc. (a)	B–	8.125%	09/15/2015	N/A	3,054,275
						6,253,637

	Banks – 3.4%
800,000	Ally Financial, Inc. (a)	B+	7.500%	09/15/2020	N/A	991,000
4,371,000	CIT Group, Inc. (a) (b)	BB–	5.500%	02/15/2019	N/A	4,950,157
2,666,000	Synovus Financial Corp. (a)	B	5.125%	06/15/2017	N/A	2,705,990
						8,647,147

	Building Materials – 0.3%
675,000	Ainsworth Lumber Co. Ltd. (Canada) (a) (b)	B	7.500%	12/15/2017	12/15/14 @ 104	739,125

	Chemicals – 1.0%
375,000	Ashland, Inc. (b)	BB	4.750%	08/15/2022	05/15/22 @ 100	392,812
750,000	Cornerstone Chemical Co., Series AI (a)	B–	9.375%	03/15/2018	03/15/15 @ 107	798,750
375,000	Phibro Animal Health Corp. (a) (b)	B	9.250%	07/01/2018	07/01/14 @ 105	407,812
375,000	Tronox Finance, LLC (b)	BB–	6.375%	08/15/2020	08/15/15 @ 105	375,469
675,000	Vertellus Specialties, Inc. (a) (b)	B–	9.375%	10/01/2015	10/01/13 @ 102	619,313
						2,594,156

	Coal – 0.2%
500,000	SunCoke Energy, Inc. (a)	B+	7.625%	08/01/2019	08/01/14 @ 106	543,750

	Commercial Services – 1.1%
375,000	Cenveo Corp.	CCC+	11.500%	05/15/2017	05/15/15 @ 106	331,875
575,000	Cenveo Corp. (a)	B–	8.875%	02/01/2018	02/01/14 @ 104	585,062
700,000	Neff Rental, LLC / Neff Finance Corp. (a) (b)	B–	9.625%	05/15/2016	05/15/14 @ 104	752,500
250,000	Sotheby’s (a) (b)	BB	5.250%	10/01/2022	10/01/17 @ 103	257,188
750,000	United Rentals North America, Inc. (a)	BB	5.750%	07/15/2018	07/15/15 @ 103	821,250
						2,747,875

	Computers – 0.5%
1,125,000	Seagate HDD Cayman (Cayman Islands) (a)	BB+	7.000%	11/01/2021	05/01/16 @ 104	1,245,938

See notes to financial statements.
14 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Diversified Financial Services – 1.1%
900,000	Air Lease Corp. (a)	NR	6.125%	04/01/2017	N/A	$990,000
500,000	Ford Motor Credit Co., LLC (a)	BB+	12.000%	05/15/2015	N/A	606,006
850,000	International Lease Finance Corp. (a)	BBB–	8.250%	12/15/2020	N/A	1,064,625
100,000	Nationstar Mortgage, LLC / Nationstar Capital Corp. (a) (b)	B+	7.875%	10/01/2020	10/01/16 @ 104	112,500
75,000	Nationstar Mortgage, LLC / Nationstar Capital Corp. (a) (b)	B+	6.500%	07/01/2021	01/01/17 @ 103	79,031
						2,852,162

	Electrical Components & Equipment – 0.3%
750,000	International Wire Group Holdings, Inc. (a) (b)	B	8.500%	10/15/2017	10/15/15 @ 104	776,250

	Electronics – 0.7%
1,545,000	Viasystems, Inc. (a) (b)	BB–	7.875%	05/01/2019	05/01/15 @ 106	1,657,013

	Entertainment – 0.1%
356,000	Six Flags Entertainment Corp. (a) (b)	BB–	5.250%	01/15/2021	01/15/16 @ 104	369,350

	Environmental Control – 0.3%
750,000	Casella Waste Systems, Inc.	CCC	7.750%	02/15/2019	02/15/15 @ 104	729,375

	Food – 0.7%
1,000,000	Land O’Lakes Capital Trust I (a) (b)	BB	7.450%	03/15/2028	N/A	1,008,750
200,000	Marfrig Holding Europe BV (Netherlands) (a) (b)	B+	9.875%	07/24/2017	01/24/16 @ 105	188,000
175,000	Marfrig Holding Europe BV (Netherlands) (a) (b)	B+	8.375%	05/09/2018	N/A	156,625
375,000	Simmons Foods, Inc. (b)	CCC–	10.500%	11/01/2017	11/01/14 @ 105	380,625
						1,734,000

	Forest Products & Paper – 1.5%
800,000	Appleton Papers, Inc. (a)	CCC+	11.250%	12/15/2015	N/A	916,000
650,000	Boise Cascade, LLC / Boise Cascade Finance Corp. (a) (b)	B+	6.375%	11/01/2020	11/01/15 @ 105	697,125
750,000	Catalyst Paper Corp. (Canada) (a) (l)	NR	11.000%	10/30/2017	12/15/13 @ 100	581,250
750,000	Resolute Forest Products, Inc. (b)	BB–	5.875%	05/15/2023	05/15/17 @ 104	742,500
800,000	Sappi Papier Holding GmbH (Austria) (a) (b)	BB	6.625%	04/15/2021	04/15/16 @ 103	844,000
						3,780,875

	Health Care Services – 2.2%
1,800,000	HCA Holdings, Inc. (a)	B–	7.750%	05/15/2021	11/15/15 @ 104	2,045,250
1,125,000	Health Net, Inc. (a)	BB	6.375%	06/01/2017	N/A	1,222,031
375,000	HealthSouth Corp. (a)	BB–	8.125%	02/15/2020	02/15/15 @ 104	419,062
750,000	IASIS Healthcare, LLC / IASIS Capital Corp. (a)	CCC+	8.375%	05/15/2019	05/15/14 @ 106	796,875
925,000	Tenet Healthcare Corp. (a)	B+	8.875%	07/01/2019	07/01/14 @ 104	1,047,563
						5,530,781

	Home Builders – 0.0%***
100,000	Beazer Homes USA, Inc. (b)	CCC	7.250%	02/01/2023	02/01/18 @ 104	105,000

	Household Products & Housewares – 3.0%
4,685,000	Reynolds Group Issuer, Inc. (a)	CCC+	8.500%	05/15/2018	05/15/14 @ 104	5,012,950
1,350,000	Reynolds Group Issuer, Inc. (a)	CCC+	9.875%	08/15/2019	08/15/15 @ 105	1,518,750
350,000	Reynolds Group Issuer, Inc. (a)	B+	5.750%	10/15/2020	10/15/15 @ 104	367,500
75,000	Spectrum Brands Escrow Corp. (a) (b)	B–	6.375%	11/15/2020	11/15/16 @ 103	82,125
75,000	Spectrum Brands Escrow Corp. (b)	B–	6.625%	11/15/2022	11/15/17 @ 103	82,875
300,000	Spectrum Brands, Inc. (a)	B	9.500%	06/15/2018	06/15/14 @ 105	338,625
300,000	Yankee Candle Co., Inc., Series B	CCC+	9.750%	02/15/2017	02/15/14 @ 102	311,628
						7,714,453

See notes to financial statements.
AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT | 15

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Insurance – 0.1%
200,000	Fidelity & Guaranty Life Holdings, Inc. (b)	B+	6.375%	04/01/2021	04/01/16 @ 105	$208,500

	Internet – 0.4%
750,000	Equinix, Inc. (a)	BB	5.375%	04/01/2023	04/01/18 @ 103	789,375
250,000	NetFlix, Inc. (a) (b)	BB–	5.375%	02/01/2021	N/A	258,750
						1,048,125

	Iron & Steel – 0.9%
25,000	AK Steel Corp.	B–	8.375%	04/01/2022	04/01/17 @ 104	21,750
825,000	Edgen Murray Corp. (a) (b)	B+	8.750%	11/01/2020	11/01/15 @ 107	881,719
600,000	Optima Specialty Steel, Inc. (a) (b)	B	12.500%	12/15/2016	12/15/14 @ 106	657,000
100,000	Permian Holdings, Inc. (b)	B–	10.500%	01/15/2018	07/15/15 @ 108	103,750
500,000	Steel Dynamics, Inc. (a) (b)	BB+	6.375%	08/15/2022	08/15/17 @ 103	550,000
						2,214,219

	Leisure Time – 0.3%
200,000	Carlson Wagonlit BV (Netherlands) (a) (b)	B+	6.875%	06/15/2019	06/15/15 @ 105	213,000
63,000	Royal Caribbean Cruises Ltd. (Liberia)	BB	5.250%	11/15/2022	N/A	65,520
375,000	Viking Cruises Ltd. (Bermuda) (a) (b)	B+	8.500%	10/15/2022	10/15/17 @ 104	420,938
						699,458

	Lodging – 1.8%
600,000	Caesars Entertainment Operating Co., Inc. (a)	B–	8.500%	02/15/2020	02/15/16 @ 104	580,875
1,547,000	Inn of the Mountain Gods Resort & Casino (b) (m)	NR	1.250%	11/30/2020	10/01/13 @ 100	1,446,445
200,000	MCE Finance Ltd. (Cayman Islands) (b)	BB–	5.000%	02/15/2021	02/15/16 @ 104	203,250
500,000	MGM Resorts International (a)	B+	7.625%	01/15/2017	N/A	570,000
1,673,268	MTR Gaming Group, Inc. (a) (n)	B–	11.500%	08/01/2019	08/01/15 @ 106	1,773,664
						4,574,234

	Machinery-Diversified – 0.4%
380,000	Case New Holland, Inc. (a)	BB+	7.875%	12/01/2017	N/A	454,100
575,000	Cleaver-Brooks, Inc. (a) (b)	B	8.750%	12/15/2019	12/15/15 @ 107	635,375
						1,089,475

	Media – 1.8%
1,000,000	CCO Holdings, LLC / CCO Holdings Capital Corp. (a)	BB–	6.500%	04/30/2021	04/30/15 @ 105	1,090,000
188,000	Clear Channel Communications, Inc. (b)	CCC+	11.250%	03/01/2021	03/01/16 @ 108	200,220
375,000	Clear Channel Worldwide Holdings, Inc. (a) (b)	B	6.500%	11/15/2022	11/15/17 @ 103	404,062
2,260,000	Media General, Inc. (a)	B–	11.750%	02/15/2017	02/15/14 @ 106	2,565,100
375,000	Univision Communications, Inc. (a) (b)	B+	6.875%	05/15/2019	05/15/15 @ 103	411,563
						4,670,945

	Mining – 2.0%
750,000	American Gilsonite Co. (a) (b)	B	11.500%	09/01/2017	09/01/14 @ 109	800,625
1,915,000	FMG Resources August 2006 Pty Ltd. (Australia) (a) (b)	B+	6.875%	02/01/2018	02/01/14 @ 105	2,046,656
190,000	FMG Resources August 2006 Pty Ltd. (Australia) (a) (b)	B+	8.250%	11/01/2019	11/01/15 @ 104	209,950
850,000	Inmet Mining Corp. (Canada) (a) (b)	B+	8.750%	06/01/2020	06/01/16 @ 104	922,250
375,000	Kaiser Aluminum Corp. (a)	BB–	8.250%	06/01/2020	06/01/16 @ 104	428,437
250,000	New Gold, Inc. (Canada) (a) (b)	BB–	6.250%	11/15/2022	11/15/17 @ 103	258,750
375,000	St Barbara Ltd. (Australia) (b)	B	8.875%	04/15/2018	10/15/15 @ 107	371,719
						5,038,387

See notes to financial statements.
16 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Miscellaneous Manufacturing – 0.4%
375,000	Dispensing Dynamics International (b)	B–	12.500%	01/01/2018	01/01/16 @ 106	$395,625
675,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. (Luxembourg) (a) (b)	B+	8.750%	02/01/2019	08/01/15 @ 104	676,688
						1,072,313

	Oil & Gas – 6.2%
1,358,000	Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp. (a)	B	9.625%	10/15/2018	10/15/14 @ 105	1,466,640
650,000	Bill Barrett Corp. (a)	B+	7.625%	10/01/2019	10/01/15 @ 104	711,750
500,000	BreitBurn Energy Partners, LP / BreitBurn Finance Corp.	B	7.875%	04/15/2022	01/15/17 @ 104	552,500
100,000	Calumet Specialty Products Partners, LP / Calumet Finance Corp. (b)	B	9.625%	08/01/2020	08/01/16 @ 105	114,250
550,000	Chesapeake Energy Corp. (a)	BB–	7.250%	12/15/2018	N/A	639,375
800,000	Drill Rigs Holdings, Inc. (Marshall Island) (a) (b)	B	6.500%	10/01/2017	10/01/15 @ 103	814,000
125,000	EP Energy, LLC / EP Energy Finance, Inc. (a)	B	9.375%	05/01/2020	05/01/16 @ 105	146,250
70,000	EPL Oil & Gas, Inc. (b)	B–	8.250%	02/15/2018	02/15/15 @ 104	75,600
750,000	Halcon Resources Corp. (a) (b)	CCC+	9.750%	07/15/2020	07/15/16 @ 105	823,125
750,000	Hercules Offshore, Inc. (a) (b)	B	10.250%	04/01/2019	04/01/15 @ 108	864,375
1,075,000	OGX Austria GmbH (Austria) (a) (b)	B–	8.375%	04/01/2022	04/01/17 @ 104	658,437
225,000	Parker Drilling Co. (a)	B+	9.125%	04/01/2018	04/01/14 @ 105	247,500
4,079,000	PetroBakken Energy Ltd. (Canada) (a) (b)	CCC+	8.625%	02/01/2020	02/01/16 @ 104	4,221,765
911,000	Plains Exploration & Production Co. (a)	B	6.125%	06/15/2019	06/15/16 @ 103	1,014,626
375,000	Plains Exploration & Production Co.	B	6.875%	02/15/2023	02/15/18 @ 103	428,906
140,000	Range Resources Corp. (a)	BB	5.000%	08/15/2022	02/15/17 @ 103	149,800
1,000,000	Samson Investment Co. (a) (b)	B–	9.750%	02/15/2020	02/15/16 @ 105	1,067,500
375,000	SandRidge Energy, Inc. (a)	B–	7.500%	03/15/2021	03/15/16 @ 104	390,938
202,000	SandRidge Energy, Inc. (a)	B–	7.500%	02/15/2023	08/15/17 @ 104	209,070
375,000	Talos Production, LLC / Talos Production Finance, Inc. (b)	CCC+	9.750%	02/15/2018	02/15/15 @ 105	371,250
750,000	Tesoro Corp. (a)	BB+	5.375%	10/01/2022	10/01/17 @ 103	802,500
						15,770,157

	Oil & Gas Services – 0.1%
350,000	Forbes Energy Services Ltd.	B	9.000%	06/15/2019	06/15/15 @ 105	347,375

	Pharmaceuticals – 0.3%
750,000	Valeant Pharmaceuticals International (a) (b)	BB–	6.375%	10/15/2020	10/15/16 @ 103	834,375

	Pipelines – 0.5%
100,000	Atlas Pipeline Partners, LP / Atlas Pipeline Finance Corp. (a) (b)	B+	5.875%	08/01/2023	02/01/18 @ 103	103,000
750,000	Eagle Rock Energy Partners, LP (a)	B	8.375%	06/01/2019	06/01/15 @ 104	811,875
200,000	Genesis Energy, LP / Genesis Energy Finance Corp. (a) (b)	B	5.750%	02/15/2021	02/15/17 @ 103	210,875
250,000	Tesoro Logistics, LP (a) (b)	BB–	5.875%	10/01/2020	10/01/16 @ 103	270,000
						1,395,750

	Real Estate – 0.2%
500,000	Kennedy-Wilson, Inc. (a)	BB–	8.750%	04/01/2019	04/01/15 @ 104	551,875

	Real Estate Investment Trusts – 0.8%
50,000	Corrections Corp. of America (b)	BB+	4.625%	05/01/2023	N/A	52,250
1,250,000	Host Hotels & Resorts, LP (a)	BBB–	6.000%	10/01/2021	07/01/21 @ 100	1,464,844
360,000	OMEGA Healthcare Investors, Inc. (a)	BBB–	5.875%	03/15/2024	03/15/17 @ 103	395,100
						1,912,194

	Retail – 1.3%
375,000	Burlington Coat Factory Warehouse Corp. (a)	CCC	10.000%	02/15/2019	02/15/15 @ 105	421,406
775,000	Burlington Holdings, LLC / Burlington Holding Finance, Inc. (b) (o)	CCC	9.000%	02/15/2018	02/15/14 @ 102	807,937

See notes to financial statements.
AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT | 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Retail (continued)
375,000	Dave & Buster’s, Inc. (a)	B–	11.000%	06/01/2018	06/01/14 @ 106	$426,094
500,000	Fiesta Restaurant Group, Inc. (a)	B	8.875%	08/15/2016	02/15/14 @ 104	544,375
500,000	Jo-Ann Stores, Inc. (a) (b)	CCC+	8.125%	03/15/2019	03/15/14 @ 104	536,250
375,000	Toys “R” Us, Inc. (a)	CCC+	7.375%	10/15/2018	N/A	360,469
125,000	Wok Acquisition Corp. (b)	CCC+	10.250%	06/30/2020	06/30/16 @ 105	137,969
						3,234,500

	Software – 0.8%
1,843,000	First Data Corp. (a) (b)	B–	8.250%	01/15/2021	01/15/16 @ 104	1,967,402

	Storage & Warehousing – 1.2%
2,816,000	Niska Gas Storage US, LLC (a)	B+	8.875%	03/15/2018	03/15/14 @ 104	3,034,240

	Telecommunications – 6.1%
750,000	Cincinnati Bell, Inc. (a)	CCC+	8.750%	03/15/2018	03/15/14 @ 104	768,750
400,000	Cricket Communications, Inc.	CCC+	7.750%	10/15/2020	10/15/15 @ 104	409,000
375,000	Intelsat Luxembourg SA (Luxembourg) (b)	CCC+	7.750%	06/01/2021	06/01/17 @ 104	396,562
750,000	Level 3 Communications, Inc. (a)	CCC	11.875%	02/01/2019	02/01/15 @ 106	885,938
600,000	NII Capital Corp. (a)	CCC	7.625%	04/01/2021	04/01/16 @ 104	534,000
1,100,000	Sorenson Communications, Inc. (a) (b)	NR	10.500%	02/01/2015	02/01/14 @ 100	1,028,500
7,592,000	Sprint Nextel Corp. (b)	BB–	9.000%	11/15/2018	N/A	9,357,140
375,000	Sprint Nextel Corp.	B+	9.250%	04/15/2022	N/A	470,625
350,000	Telesat Canada / Telesat, LLC (Canada) (b)	B–	6.000%	05/15/2017	05/15/14 @ 103	374,063
1,000,000	Windstream Corp. (a)	B	7.500%	06/01/2022	06/01/17 @ 104	1,107,500
						15,332,078

	Transportation – 0.7%
120,000	Gulfmark Offshore, Inc. (a)	BB–	6.375%	03/15/2022	03/15/17 @ 103	126,000
375,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II
	US, Inc. (Marshall Island) (a)	B+	8.125%	02/15/2019	02/15/15 @ 104	357,187
550,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance
	US, Inc. (Marshall Island) (a)	BB–	8.875%	11/01/2017	11/01/13 @ 104	580,937
375,000	Navios South American Logistics, Inc. / Navios Logistics Finance
	US, Inc. (Marshall Island) (b)	B+	9.250%	04/15/2019	04/15/14 @ 107	411,563
175,000	Navios South American Logistics, Inc. / Navios Logistics Finance
	US, Inc. (Marshall Island)	B+	9.250%	04/15/2019	04/15/14 @ 107	192,063
						1,667,750

	Total Corporate Bonds – 47.1%
	(Cost $113,590,314)					119,392,942

	Term Loans – 1.1%(p)
744,318	Chrysler Group LLC / CG Co.-Issuer, Inc., Tranche B	Ba2	6.000%	05/24/2017	N/A	756,926
375,000	Intrawest ULC	NR	10.750%	12/04/2018	N/A	392,813
1,750,000	Sorenson Communication, Inc. Term Loan	B2	9.500%	10/31/2014	N/A	1,782,266
	(Cost $2,884,003)					2,932,005
Number
of Shares	Description					Value
	Convertible Preferred Stocks – 9.5%
	Auto Manufacturers – 1.7%
94,090	General Motors Co., Series B (a)	BB–	4.750%	12/01/2013		4,373,303

	Auto Parts & Equipment – 0.8%
46,150	Goodyear Tire & Rubber Co. (a)	NR	5.875%	04/01/2014		2,011,217

See notes to financial statements.
18 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2013

Number
of Shares	Description			Maturity	Value
	Banks – 3.0%
4,496	Bank of America Corp., Series L (a) (q)	BB+	7.250%	–	$5,596,081
81,000	Synovus Financial Corp., Series tMED (a)	NR	8.250%	05/15/2013	2,006,370
					7,602,451

	Insurance – 1.1%
54,036	MetLife, Inc. (a)	BBB–	5.000%	03/26/2014	2,709,905

	Iron & Steel – 2.5%
303,176	ArcelorMittal, Series MTUS (Luxembourg) (a) (c)	B+	6.000%	01/15/2016	6,324,070

	Oil & Gas – 0.4%
25,650	Apache Corp., Series D	BBB	6.000%	08/01/2013	1,085,508

	Total Convertible Preferred Stocks – 9.5%
	(Cost $22,833,271)				24,106,454

	Common Stocks – 2.7%
	Health Care Services – 0.3%
30,253	Brookdale Senior Living, Inc. (a) (r)				780,225

	Internet – 1.4%
5,136	priceline.com, Inc. (c) (r)				3,574,605

	Real Estate Investment Trusts – 0.5%
55,176	Spirit Realty Capital, Inc.				1,187,939

	Telecommunications – 0.5%
43,068	Vodafone Group PLC, ADR (United Kingdom) (a)				1,317,450

	Total Common Stocks – 2.7%
	(Cost $6,556,865)				6,860,219

	Warrants – 0.2%
268,854	MannKind Corp. (a) (r)			02/15/2019	336,068
	(Cost $172,882)

	Total Long-Term Investments – 160.0%
	(Cost $386,504,473)				405,417,337

		Expiration	Exercise
Contracts	Options Purchased (r)	Month	Price	Value
	Put Options Purchased – 0.0%***
614	Cliffs Natural Resources, Inc.	May 2013	$16.00	6,140
1,131	iShares Russell 2000 Index Fund	May 2013	86.00	13,572
1,696	iShares Russell 2000 Index Fund	May 2013	87.00	27,136
615	iShares Russell 2000 Index Fund	May 2013	88.00	13,530
	(Cost $425,248)			60,378

Number
of Shares	Description	Value
	Money Market – 5.7%
14,468,064	Goldman Sachs Financial Prime Obligations - Adminstration Shares Class (s)	14,468,064
	(Cost $14,468,064)

	Total Investments – 165.7%
	(Cost $401,397,785)	419,945,779
	Other Assets in excess of Liabilities – 1.8%	4,661,848
	Total Value of Options Written – (0.2%) (Premiums received $609,837)	(643,970)
	Preferred Shares, at redemption value (-0.2% of Net Assets Applicable to Common
	Shareholders or 0% of Total Investments)	(600,000)
	Reverse Repurchase Agreements – (27.6%)	(70,000,000)
	Margin Loan – (39.5%)	(100,000,000)
	Net Assets Applicable to Common Shareholders – 100.0%	$253,363,657

See notes to financial statements.
AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT | 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2013

ADR – American Depositary Receipt

BV – Limited Liability Company

CNY – Chinese Yuan

EUR – Euro

GBP – British Pound

GmbH – Limited Liability

HKD – Hong Kong Dollars

JPY – Japanese Yen

LLC – Limited Liability Company

LP – Limited Partnership

N/A– Not Applicable

NV – Publicly Traded Company

PLC – Public Limited Company

Pty – Proprietary

SA – Corporation

SCA – Limited Partnership

ULC – Unlimited Liability Company

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates. All optional call provisions are unaudited.

***	Less than 0.1%

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders, unless otherwise noted.

~	The principal amount is denominated in U.S. Dollars, unless otherwise noted.

(a)
All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements. As of April 30, 2013, the total amount segregated was $298,115,191.

(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2013 these securities amounted to $103,656,756, which represents 40.9% of net assets applicable to common shares.

(c)	All or a portion of this security is segregated as collateral (or a potential collateral for future transactions) for written options.

(d)	Security is a “step coupon” bond where the coupon increases or steps up at a predetermined date. The rate shown reflects the rate in effect at the end of the reporting period.

(e)	Zero coupon bond.

(f)	Non-income producing as security is in default.

(g)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $41,180 which represents 0.0% of net assets applicable to common shares.

(h)	Illiquid security.

(i)	Security becomes an accreting bond after December 15, 2013 with a 2.00% principal accretion rate.

(j)	Security becomes an accreting bond after December 15, 2016 with a 2.00% principal accretion rate.

(k)	Security becomes an accreting bond after March 1, 2018 with a 2.00% principal accretion rate.

(l)
The issuer of this security may elect to pay the 11.000% coupon entirely in cash, or accrue interest at a rate of 13.000% per annum and make interest payments as follows: (1) 7.5% in cash and (2) 5.5% payment-in-kind shares issued out of the restructuring.

(m)	The issuer of this security will make interest payments of 1.250% payment-in-kind shares until first notes issued are repaid. Thereafter, 2.125% payment-in-kind shares and 11.875% in cash.

(n)
The issuer of this security may elect to accrue interest at a rate of 11.500% per annum and make interest payments as follows: (1) 10.500% in cash and (2) 1.000% in payment-in-kind shares until August 1, 2013. Thereafter, the issuer will pay the 11.500% coupon entirely in cash.

(o)	Paid-in-kind toggle note. The issuer in each interest period has the option to pay interest in cash or to issue payment-in-kind shares of the note.

(p)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolios of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(q)	Security is perpetual and, thus does not have a predetermined maturity date. The coupon rate shown is in effect as of April 30, 2013.

(r)	Non-income producing security.

(s)
All or a portion of these securities have been physically segregated in connection with forward exchange currency contracts and unfunded loan commitments. As of April 30, 2013, the total amount segregated was $14,468,064.

See notes to financial statements.
20 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2013

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written (a)	Month	Price	Value
	Call Options Written
1,537	ArcelorMittal	January 2014	$ 14.00	$(140,636)
1,536	MGM Resorts International	January 2015	17.00	(251,904)
51	priceline.com, Inc.	January 2014	750.00	(251,430)
	Total Value of Call Options Written
	Premiums Received $609,837			$(643,970)
(a) Non-income producing security.

See notes to financial statements.
AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT | 21

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2013

Assets
Investments in securities, at value (cost $401,397,785)	$419,945,779
Securities sold receivable	13,220,862
Interest receivable	3,953,602
Foreign currency, at value (cost $264,357)	266,428
Unrealized appreciation on forward exchange currency contracts	97,572
Dividends receivable	45,372
Tax claim receivable	8,998
Unrealized appreciation on unfunded commitments	7,187
Total assets	437,545,800
Liabilities
Margin loan	100,000,000
Reverse repurchase agreements	70,000,000
Payable for securities purchased	10,086,157
Due to custodian	1,818,814
Options written, at value (premiums received of $609,837)	643,970
Unrealized depreciation on forward exchange currency contracts	330,740
Investment management fee payable	206,187
Investment advisory fee payable	137,458
Interest due on borrowings	32,011
Trustees fees payable	11,757
Administration fee payable	8,068
Dividends payable - preferred shares	19
Accrued expenses and other liabilities	306,962
Total liabilities	183,582,143
Preferred Stock, at redemption value
Auction Market Preferred Shares $0.001 par value per share; 24 authorized, issued and outstanding at $25,000 per share liquidation preference	$600,000
Net Assets Applicable to Common Shareholders	253,363,657
Composition of Net Assets Applicable to Common Shareholders
Common Stock, $0.001 par value per share; unlimited number of shares authorized, 32,240,720 shares issued and outstanding	$32,241
Additional paid-in capital	551,626,564
Net unrealized appreciation on investments, written options, unfunded commitments and foreign currency translations	18,304,018
Accumulated net realized loss on investments, written options, swaps, futures, unfunded commitments and foreign currency transactions	(311,675,151)
Distributions in excess of net investment income	(4,924,015)
Net Assets Applicable to Common Shareholders	$253,363,657
Net Asset Value Applicable to Common Shareholders (based on 32,240,720 common shares outstanding)	$7.86

See notes to financial statements.
22 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

STATEMENT OF OPERATIONS For the year ended October 31, 2012 (Unaudited)	April 30, 2013

Investment Income
Interest	$7,757,750
Dividends (net of foreign withholding taxes of $5,441)	1,007,530
Total income		$8,765,280
Expenses
Investment management fee	1,227,185
Interest expense	1,056,324
Investment advisory fee	818,124
Professional fees	149,196
Trustees’ fees and expenses	81,680
Fund accounting	61,541
Printing	48,380
Administration fee	48,345
Auction agent fee - preferred shares	36,705
Custodian	32,322
Insurance	29,330
NYSE listing fee	15,192
Transfer agent	9,536
Rating agency fee	4,887
Miscellaneous	11,748
Total expenses		3,630,495
Net investment income		5,134,785
Realized and Unrealized Gain on Investments, Options, Unfunded Loan
Commitments and Foreign Currency Transactions
Net realized gain on:
Investments		9,386,311
Written Options		355,799
Foreign currency transactions		109,397
Change in net unrealized appreciation (depreciation) on:
Investments		16,519,901
Written Options		(47,056)
Unfunded Loan Commitments		7,187
Foreign currency translations		(237,315)
Net Realized and Unrealized Gain on Investments, Options, Unfunded
Loan Commitments and Foreign Currency Transactions		26,094,224
Distributions to Preferred Shareholders from net investment income		(285,776)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$30,943,233

See notes to financial statements.
AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT | 23

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	April 30, 2013

	For the
	Six Months Ended	For the
	April 30, 2013	Year Ended
	(unaudited)	October 31, 2012
Increase (Decrease) in Net Assets Applicable to Common
Shareholders Resulting from Operations:
Net investment income	$5,134,785	$12,800,165
Net realized gain (loss) on investments, written options, swaps, futures contracts and foreign currency transactions	9,851,507	(5,704,945)
Net change in unrealized appreciation (depreciation) on investments, swaps, written options, unfunded commitments and foreign currency translations	16,242,717	8,284,529
Distributions to Preferred Shareholders from:
Net investment income	(285,776)	(2,492,501)
Net increase in net assets applicable to common shareholders resulting from operations	30,943,233	12,887,248
Distributions to Common Shareholders:
From and in excess of net investment income	(9,091,883)	(11,581,644)
Return of capital	—	(8,478,532)
Total dividends and distributions to common shareholders	(9,091,883)	(20,060,176)
Total increase (decrease) in net assets applicable to common shareholders	21,851,350	(7,172,928)
Net Assets Applicable to Common Shareholders
Beginning of period	231,512,307	238,685,235
End of period (including distributions in excess of net investment income $4,924,015 and $681,141, respectively)	$253,363,657	$231,512,307

See notes to financial statements.
24 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS For the six months ended April 30, 2013 (Unaudited)	April 30, 2013

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$30,943,233
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation on investments	(16,519,901)
Net change unrealized depreciation on written options	47,056
Net change in unrealized appreciation on unfunded commitments	(7,187)
Net change in unrealized depreciation on foreign currency translations	237,315
Net realized gain on investments	(9,386,311)
Purchase of long-term investments	(452,321,794)
Proceeds from sale of long-term investments	451,430,235
Net proceeds (purchases) from sale of short-term investments	3,124,658
Net amortization/accretion of premium/discount	226,810
Net increase in premiums received on written options	193,908
Increase in securities sold receivable	(5,669,592)
Decrease in interest receivable	22,402
Decrease in dividends receivable	125,560
Increase in foreign currency, at value	(266,428)
Decrease in tax reclaims receivable	4,957
Decrease in other assets	29,327
Increase in interest due on borrowings	32,011
Decrease in dividends payable - preferred shares	(26,930)
Increase in payable for securities purchased	4,836,638
Increase in investment management fee payable	296
Increase in investment advisory fee payable	197
Decrease in administrative fee payable	(28)
Increase in trustee fee payable	4,852
Decrease in accrued expenses and other liabilities	(96,302)
Increase in due to custodian payable	1,812,659
Net Cash Provided by Operating and Investing Activities	8,777,641
Cash Flows From Financing Activities:
Dividends paid to preferred shareholders	(285,776)
Dividends paid to common shareholders	(9,091,883)
Redemption of auction preferred shares	(169,400,000)
Reverse Repurchase Agreements	70,000,000
Margin Loan	100,000,000
Net Cash Used by Financing Activities	(8,777,659)
Net decrease in cash	(18)
Cash at Beginning of Period	18
Cash at End of Period	$(0)
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$1,024,313

See notes to financial statements.
AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT | 25

FINANCIAL HIGHLIGHTS (Unaudited)	April 30, 2013

	For the
	Six Months Ended		For the		For the	For the	For the	For the
Per share operating performance for a share	April 30, 2013		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
of common stock outstanding throughout the period	(unaudited)		October 31, 2012		October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008
Net asset value, beginning of period	$7.18		$7.40		$9.25	$8.37	$6.81	$19.37
Income from investment operations
Net investment income (a)	0.16		0.40		0.44	0.55	0.58	1.10
Net realized and unrealized gain(loss) on investments, options, swaps, futures contracts, unfunded commitments and foreign currency transactions	0.81		0.08		(1.41)	1.21	1.90	(11.72)
Distributions to preferred shareholders from net investment income (common share equivalent basis)	(0.01)		(0.08)		(0.08)	(0.08)	(0.09)	(0.24)
Total from investment operations	0.96		0.40		(1.05)	1.68	2.39	(10.86)
Distributions to common shareholders
From and in excess of net investment income	(0.28)		(0.36)		(0.35)	(0.80)	(0.54)	(1.27)
Return of capital	–		(0.26)		(0.45)	–	(0.29)	(0.43)
Total dividends and distributions to common shareholders	(0.28)		(0.62)		(0.80)	(0.80)	(0.83)	(1.70)
Net asset value, end of period	$7.86		$7.18		$7.40	$9.25	$8.37	$6.81
Market value, end of period	$7.31		$6.66		$6.87	$9.36	$7.33	$5.99
Total investment return (b)
Net asset value	13.62%		5.80%		-12.43%	20.87%	38.26%	-60.31%
Market value	14.30%		6.42%		-19.43%	39.98%	39.85%	-58.94%
Ratios and supplemental data
Net assets, applicable to Common Shareholders, end of period (thousands)	$253,364		$231,512		$238,685	$297,056	$266,589	$216,892
Preferred shares, at redemption value ($25,000 per share liquidation preference) (thousands)	$600		$170,000		$170,000	$170,000	$170,000	$170,000
Preferred shares asset coverage per share (c)	$10,581,819		$59,046		$60,101	$68,685	$64,204	$56,955
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$170,000		N/A		N/A	N/A	N/A	N/A
Asset Coverage per $1,000 of indebtedness(d)	$2,080		N/A		N/A	N/A	N/A	N/A
Ratios to Average Net Assets applicable to Common Shares:
Operating Expense	2.15	%(f)	2.35	%(e)	1.99%	1.99%	2.34%	1.68%
Interest Expense(g)	0.88	%(f)	N/A		N/A	N/A	N/A	N/A
Total Expense	3.03	%(f)	2.35	%(e)	1.99%	1.99%	2.34%	1.68%
Net Investment Income, prior to effect of dividends to preferred shares, including interest expense	4.28	%( f)	5.54%		4.92%	6.19%	8.29%	7.47%
Net Investment Income, after effect of dividends to preferred shares, including interest expense	4.04	% (f)	4.46%		4.04%	5.27%	7.02%	5.86%
Portfolio turnover rate	114%		219%		125%	125%	166%	118%

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total net assets and dividing by the total number of preferred shares outstanding.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

(e)
The expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.09% for the year ended October 31, 2012.

(f)	Annualized.

(g)	Interest expense ratio relates to interest associated with borrowings.

N/A – Not Applicable

See notes to financial statements.
26 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2013

Note 1 – Organization:
Effective following the close of business on February 28, 2012, Advent/ Claymore Global Convertible Securities & Income Fund announced that its name had changed to Advent Claymore Convertible Securities and Income Fund II. Advent Claymore Convertible Securities and Income Fund II (the “Fund”) was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing 80% of its assets in a diversified portfolio of convertible securities and non-convertible income-producing securities.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds are valued at the last sales price or official closing price on the exchange where the security is principally traded. The swaps are valued daily by independent pricing services or dealers using the mid price. Forward exchange currency contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options and notes are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund values money market funds at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees (“Trustees”). A valuation committee consisting of representatives from investments, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, stale priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value’. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2013

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of April 30, 2013:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
(value in $000s)
Assets:
Convertible Bonds	$—	$251,749	$41	$251,790
Corporate Bonds	—	119,393	—	119,393
Term Loans	—	2,932	—	2,932
Convertible Preferred
Stocks	24,106	—	—	24,106
Common Stocks	6,860	—	—	6,860
Warrants	—	336	—	336
Put Options Purchased	60	—	—	60
Forward Exchange Currency
Contracts	—	98	—	98
Unfunded Commitments	—	7	—	7
Money Market Fund	14,468	—	—	14,468
Total	$45,494	$374,515	$41	$420,050
Liabilities:
Call Options Written	$644	$—	$—	$644
Forward Exchange
Currency Contracts	—	331	—	331
Total	$644	$331	$—	$975

If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.

There were no transfers between levels.

The fair value estimates for ShengdaTech, Inc. was determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. There were various factors considered in reaching a fair value determination including, but not limited to, the following: the type of security, public information obtained from the issuer, data provided by various brokers and a recent transacted price of the security.

The Fund is currently valuing ShengdaTech, Inc. based on a recent executed trade. If an active market in ShengdaTech, Inc. develops, the value of the security could significantly increase or decrease. The following table presents the activity of the Fund’s investment measured at fair value using significant unobservable inputs (Level 3 valuation) for the six months ended April 30, 2013.

Level 3 Holdings	Corporate Bonds
Beginning Balance at 10/31/12	$60
Net Realized Gain/Loss	–
Change in Unrealized Gain/Loss	(19)*
Purchases	–
Sales	–
Transfers In	–
Transfers Out	–
Ending Balance at 4/30/13	$41

* Amount represents the change in unrealized gain (loss) for ShengdaTech, Inc. as of April 30, 2013.

28 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2013

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(d) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.

(e) Covered Call Options
The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(f) Forward Exchange Currency Contracts
The Fund entered into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gain and losses are recorded, and included on the Statement of Operations.

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(g) Futures Contracts
The Fund may enter into futures contracts to hedge against market and other risks in the Fund’s portfolio. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Fluctuations in the value of open futures contracts are recorded for financial reporting purposes as unrealized appreciation or depreciation by the Fund.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk as well as to attempt to enhance return. The swaps are valued daily by independent pricing services or dealers using the mid price and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and ultimately upon the termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction,

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2013

including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the other party (the “Counterparty”) to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Upfront premiums paid and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(i) Term Loans
Term loans in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.

(j) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more of the securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income securities are subject to certain interest rate risks. If interest rates go up, the value of convertible and nonconvertible income securities in the Fund’s portfolio generally will decline. Also during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; and certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

(k) Distributions to Shareholders
The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 8.

30 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2013

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(l) Recent Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. The update enhances disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on the financial statements.

Note 3 – Investment Management and Advisory Agreements and other agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between Guggenheim Funds Investment Advisors, LLC ( “GFIA”) and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding or otherwise attributable to the use of leverage, if any) minus the sum of accrued liabilities (other than debt representing financial leverage, if any).

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund pays the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and auction agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares.

Rydex Fund Services, LLC (“RFS”), an affiliate of GFIA, provides fund administration services to the Fund. As compensation for its services performed under the Administration Agreement, RFS receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

At April 30, 2013, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options, unfunded loan commitments, forward exchange currency contracts and foreign currency translations are as follows:

Net Tax
			Net Tax	Unrealized
Cost of			Unrealized	Depreciation
Investments	Gross Tax	Gross Tax	Appreciation	on Derivatives
for Tax	Unrealized	Unrealized	on	and Foreign
Purposes	Appreciation	Depreciation	Investments	Currency
$402,231,987	$27,102,376	$(9,388,584)	$17,713,792	$(251,161)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primary attributable to the tax deferral of losses on wash sales and additional income accrued for tax purposes on certain convertible securities.

As of October 31, 2012 (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(loss) (excluding paid-in-capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$–	$(320,903,353)

The differences between book and tax basis undistributed long-term gains/(accumulated capital loss) are attributable to tax deferral of losses on wash sales and straddles.

At October 31, 2012 for federal income tax purposes, the Fund had a capital loss carryforward of $320,903,353 available to offset possible future capital gains. The capital loss carryforward is set to expire as follows: $155,887,528 expires on October 31, 2016, $155,338,152 expires on October 31, 2017, and $2,393,946 expires on October 31, 2019. The Fund has unlimited short-term capital loss of $7,283,727. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under circumstances, capital loss carryforwards available as of the report date may expire unused.

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2013

For the year ended October 31, 2012, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, of $14,074,145 was ordinary income and $8,478,532 was return of capital.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
For the six months ended April 30, 2013, purchases and sales of investments, other than short-term securities, were $452,321,794 and $451,430,235, respectively.

Note 6 – Derivatives:

(a) Covered Call Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts for the six months ended April 30, 2013.

Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	1,312	$415,929
Options written during the period	31,563	3,119,787
Options expired during the period	(1,818)	(168,987)
Options closed during the period	(27,933)	(2,756,892)
Options assigned during the period	–	–
Options outstanding, end of period	3,124	$609,837

(b) Forward Exchange Currency Contracts
A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a Counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At April 30, 2013, the following forward exchange currency contracts were outstanding:

		Value at	Net Unrealized
Contracts to Buy		Counterparty	Settlement Date	Settlement Value	4/30/13	Appreciation
CHF	152,000
for USD	161,386	The Bank of New York Mellon	06/19/2013	161,386	163,705	$ 2,319
EUR	103,000
for USD	133,465	The Bank of New York Mellon	06/19/2013	133,465	135,841	2,376
EUR	200,000
for USD	257,485	The Bank of New York Mellon	06/19/2013	257,485	263,768	6,283
EUR	198,000
for USD	253,743	The Bank of New York Mellon	06/19/2013	253,743	261,130	7,387
EUR	190,000
for USD	249,470	The Bank of New York Mellon	06/19/2013	249,470	250,580	1,110
EUR	1,457,000
for USD	1,894,126	The Bank of New York Mellon	06/19/2013	1,894,126	1,921,551	27,425
EUR	626,000
for USD	819,916	The Bank of New York Mellon	06/19/2013	819,916	825,594	5,678
EUR	612,000
for USD	801,210	The Bank of New York Mellon	06/19/2013	801,210	807,131	5,921
GBP	892,000
for USD	1,360,017	The Bank of New York Mellon	06/19/2013	1,360,017	1,387,860	27,843
						86,342

32 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2013

						Net Unrealized
					Value at	Appreciation/
Contracts to Sell		Counterparty	Settlement Date	Settlement Value	4/30/13	Depreciation
CHF	152,000
for USD	161,197	The Bank of New York Mellon	06/19/2013	161,197	163,705	$ (2,508)
EUR	300,000
for USD	388,614	The Bank of New York Mellon	06/19/2013	388,614	395,652	(7,038)
EUR	191,000
for USD	250,343	The Bank of New York Mellon	06/19/2013	250,343	251,899	(1,556)
EUR	200,000
for USD	259,655	The Bank of New York Mellon	06/19/2013	259,655	263,768	(4,113)
EUR	5,400,000
for USD	7,077,753	The Bank of New York Mellon	06/19/2013	7,077,753	7,121,740	(43,987)
EUR	1,400,000
for USD	1,816,018	The Bank of New York Mellon	06/19/2013	1,816,018	1,846,376	(30,358)
EUR	2,385,000
for USD	3,106,660	The Bank of New York Mellon	06/19/2013	3,106,660	3,145,435	(38,775)
EUR	1,200,000
for USD	1,570,582	The Bank of New York Mellon	06/19/2013	1,570,582	1,582,609	(12,027)
GBP	1,868,000
for USD	2,830,356	The Bank of New York Mellon	06/19/2013	2,830,356	2,906,416	(76,060)
GBP	856,000
for USD	1,295,054	The Bank of New York Mellon	06/19/2013	1,295,054	1,331,847	(36,793)
JPY	68,000,000
for USD	709,490	The Bank of New York Mellon	06/19/2013	709,490	698,260	11,230
JPY	215,000,000
for USD	2,183,936	The Bank of New York Mellon	06/19/2013	2,183,936	2,207,735	(23,799)
JPY	100,000,000
for USD	1,011,434	The Bank of New York Mellon	06/19/2013	1,011,434	1,026,853	(15,419)
JPY	65,000,000
for USD	653,124	The Bank of New York Mellon	06/19/2013	653,124	667,455	(14,331)
JPY	84,000,000
for USD	842,172	The Bank of New York Mellon	06/19/2013	842,172	862,557	(20,385)
JPY	20,000,000
for USD	201,779	The Bank of New York Mellon	06/19/2013	201,779	205,370	(3,591)
						(319,510)
Total unrealized depreciation for forward exchange currency contracts						$ (233,168)

(c) Swaps
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the Counterparty based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each Counterparty, typically contain provisions allowing, absent other considerations, a Counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund does not meet certain collateral requirements or the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. With respect to certain counterparties, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Statement of Assets and Liabilities in Restricted Cash. Collateral pledged by the Fund is segregated by the Fund’s custodian and is identified in the Fund’s Portfolio of Investments. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable Counterparty. Collateral requirements are determined based on the Fund’s net position with each Counterparty. The ISDA agreements also contain provisions, absent other conditions, for the Fund to exercise rights, to the extent not

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2013

otherwise waived, against counterparties (i.e. decline in a Counterparty’s credit rating below a specified level). Such rights for both the Counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the Counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and Counterparty to offset certain derivative instruments” payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

At April 30, 2013, there were no swap agreements outstanding.

(d) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of April 30, 2013.

Statement of Asset and Liability Presentation of Fair Values of Derivative Instruments:
(amount in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on forward exchange currency contracts	$98	Unrealized depreciation on forward exchange currency contracts	$331
Equity risk	Investments in securities (options purchased)	60	Options Written	644
Total		$158		$975

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the six months ended April 30, 2013.

Effect of Derivative Instruments on the Statement of Operations:
(amount in thousands)
Amount of Realized Gain (Loss) on Derivatives
Derivatives not
accounted for			Foreign
as hedging			Currency
instruments	Swaps	Options	Transactions	Total
Equity risk	$—	$(974)	$—	$(974)
Foreign exchange risk	—	—	109	109
Total	$—	$(974)	$109	$(865)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not
accounted for			Foreign
as hedging			Currency
instruments	Swaps	Options	Translation	Total
Equity risk	$—	$(51)	$—	$(51)
Forward exchange risk	—	—	(237)	(237)
Total	$—	$(51)	$(237)	$(288)

Derivative Volume
Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$929,701
Average Settlement Value Sold	$854,096
Ending Settlement Value Purchased	$5,930,818
Ending Settlement Value Sold	$24,358,169

Note 7 – Unfunded Loan Commitments
Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments of as of April 30, 2013. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve.

34 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2013

At April 30, 2013, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

			Unrealized
Borrower	Maturity Date	Rate if Funded	appreciation
HJ Heinz	10/31/2014	5.00%	$625
Caraustar Industries, Inc.	05/01/2019	7.50%	$3,750

Note 8 – Capital:

Common Shares
The Fund has an unlimited number of common shares, $0.001 par value, authorized and 32,240,720 issued and outstanding.

There were no transactions in common shares for the six months ended April 30, 2013.

Preferred Shares
On June 12, 2007, the Fund’s Trustees authorized the issuance of Preferred Shares, as part of the Fund’s leverage strategy. Preferred Shares issued by the Fund have seniority over the common shares.

On September 14, 2007, the Fund issued 3,400 shares of Preferred Shares Series T7 and 3,400 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at a rate set through an auction process and are paid monthly. Distributions of net realized capital gains, if any, are made annually. The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the LIBOR Rate for a dividend period of fewer than 365 days. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%. Distributions of net realized gains, if any, are made annually.

For the six months ended April 30, 2013, the annualized dividend rates ranged from:

			At April 30,
	High	Low	2013
Series T7	1.44%	1.42%	1.42%
Series W7	1.44%	0.15%	0.15%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption on Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

On November 9, 2012, the Fund commenced a tender for up to 100% of its outstanding AMPS. The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 (or $24,710 per share) plus any unpaid dividends accrued through the expiration of the offer.

On December 13, 2012, the Fund announced the expiration and results of the tender offer. The Fund accepted for payment 6,776 AMPS that were properly tendered and not withdrawn, which represents approximately 99.6% of its outstanding AMPS. Details of the number of AMPS tendered and not withdrawn per series are provided in the table below:

			Number of AMPS
		Number of	Outstanding After
Series	CUSIP	AMPS Tendered	Tender Offer
Series T7	007639-206	3,390	10
Series W7	007639-305	3,386	14

Note 9 – Borrowings:
On November 9, 2012 the Fund entered into a five year Margin Loan Agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. The interest rate on the amount borrowed is 1.74%. On December 20, 2012, the Fund borrowed $100,000,000 under the Margin Loan Agreement. At April 30, 2013, $100,000,000 was outstanding in connection with the Margin Loan Agreement.

On December 20, 2012, the Fund entered into a three year fixed rate reverse repurchase agreement. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. On December 20, 2012, the Fund entered into a $70,000,000 reverse repurchase agreement with Bank of America Merrill Lynch which expires on December 20, 2015. The interest rate on the reverse repurchase agreement is 1.63%.

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2013

Note 10 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Events:
On May 10, 2013, the Fund announced an at-par redemption of its remaining $600,000 outstanding AMPS. The liquidation price will be equal to the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends as of the applicable redemption dates as noted in the table below:

		Number of	Amount
Series	CUSIP	Shares Redeemed	Redeemed	Redemption Date
Series T7	007639-206	10	$250,000	June 19, 2013
Series W7	007639-305	14	$350,000	June 20, 2013

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

At a meeting held on June 20, 2013, the Board, including the Independent Trustees advised by their independent legal counsel, determined to re-approve the Management Agreement and the Advisory Agreement as in the best interest of the Fund and its shareholders for an additional one-year period. Although the Management Agreement and the Advisory Agreement had been considered at a meeting held on April 2, 2013, the reconsideration will enable the annual contract review to occur at the Board meeting in the second quarter going forward. In connection with the June 20, 2013 meeting, the Board received specific updated expense, performance and other information to support their conclusion.

36 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	April 30, 2013

Federal Income Tax Information
In January 2014, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2013.

Trustees
The Trustees of the Advent Claymore Convertible Securities and Income Fund II and their principal occupations during the past five years:

Name, Address, Year of Birth and Position(s) Held with Registrant	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Daniel L. Black+ Year of birth: 1960 Trustee	Since 2007	Managing Partner, the Wicks Group of Cos., LLC (2003-present). Formerly, Managing Director and Co-head of the Merchant Banking Group at BNY Capital Markets, a division of BNY Mellon (1998-2003).	3
Director, Bendon Publishing International 2012-present). Director of Antenna (International, Inc. (2010-present). Director of Bonded Services, Ltd. (2011- present). Director of Penn Forest Education Group, Inc. (2007-2009).

Randall C. Barnes++ Year of birth: 1951 Trustee	Since 2007	Private Investor (2001-present). Formerly, Senior Vice President, Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	48	None.
Derek Medina+ Year of birth: 1966 Trustee	Since 2007	Senior Vice President, Business Affairs at ABC News (2008-present), Vice President, Business Affairs and News Planning at ABC News (2003-2008). Formerly, Executive Director, Office of the President at ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).	3	Director of Young Scholar’s Institute. (2005-present); Director, Oliver Scholars (2011-present).
Ronald A. Nyberg++ Year of birth: 1953 Trustee	Since 2007	Partner of Nyberg & Cassioppi, LLC., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	50	None.
Gerald L. Seizert, CFP, CIC+ Year of birth: 1952 Trustee	Since 2007	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm and serves as a co-manager of the firm’s hedge funds. Formerly, Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer-Equities of Munder Capital Management, LLC (1995-1999). Former Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager at First of America Bank (1978-1984).	3	Director, Beaumont Hospital (2012-present).
Independent Trustees:
Michael A. Smart+ Year of birth: 1960 Trustee	Since 2007	Managing Partner, Cordova, Smart & Williams, LLC (2003-present). Former, Principal Advisor First Atlantic Capital Ltd. (2001-2004). Formerly, a Managing Director in Investment Banking-The Private Equity Group (1995-2001) and a Vice President in Investment Banking-Corporate Finance (1992-1995) at Merrill Lynch & Co. Founding Partner of The Carpediem Group, a private placement firm (1991-1992). Former, Associate at Dillon, Read and Co. (investment bank) (1988-1990).	3
Chairman, Board of Directors, Berkshire Blanket, Inc. (2006- present); President and Chairman, Board of Directors, Sqwincher Holdings (2006-present); Board of Directors, Sprint Industrial Holdings (2007-present); Board of Directors, National Association of Investment Companies (“NAIC”) (2010-present).

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SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2013

Name, Address, Year of Birth and Position(s) Held with Registrant	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees:
Tracy V. Maitland+† Year of birth: 1960 Trustee, President and Chief Executive Officer	Since 2007	President of Advent Capital Management, LLC, which he founded in June 2001. Prior to June 2001, President of Advent Capital Management, a division of Utendahl Capital.	3	None.

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.

++	Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532

Each Trustee generally serves a three-year term concurrent with the class of Trustees for which he serves:

-	Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.

-	Messrs. Smart and Black, as Class II Trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.

-	Messrs. Maitland and Nyberg, as Class III Trustees, are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.

**
The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC, of affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Manager.

Officers
The Officers of the Advent Claymore Convertible Securities and Income Fund II, who are not trustees, and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Robert White Year of birth: 1965 Treasurer and Chief Financial Officer	Since 2007	Chief Financial Officer, Advent Capital Management, LLC (2005-present). Previously, Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).
Edward C. Delk Year of birth: 1968 Secretary and Chief Compliance Officer	Since 2012
General Counsel and Chief Compliance Officer of Advent Capital Management, LLC (June 2012-present). Formerly, Assistant General Counsel and Chief Compliance Officer, Insight Secretary Venture Management, LLC (2009-2012). Associate General Counsel, TIAA-CREF (2008-2009). Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).

Douglas Teresko Year of birth: 1971 Vice President and Assistant Secretary	Since 2013
Managing Director and co-Portfolio Manager, Advent Capital Management, LLC (2011-present). Formerly, Portfolio Manager of Credit Suisse (2005-2011); Portfolio Manager of DKR Capital (2003-2005); Portfolio Manager, GDO Capital (2001-2003); Portfolio Manager of Citadel Investment Group (1999-2001).

*	Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

38 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2013

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC, (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services, LLC, P.O. Box 358015, Pittsburgh, PA 15252- 8015; Attention Shareholder Services Department, Phone Number: (866)488-3559.

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT | 39

INVESTMENT MANAGEMENT AGREEMENT RE-APPROVAL	April 30, 2013

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) contemplates that the Board of Trustees (the “Board”) of Advent/Claymore Convertible Securities and Income Fund II (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), is required to annually review and re-approve the terms of the Fund’s existing investment management agreement and investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the investment management agreement (the “Management Agreement”) with Advent Capital Management, LLC (“Advent”) and the investment advisory agreement (the “Advisory Agreement”) with Guggenheim Funds Investment Advisors, LLC (“GFIA”), for the Fund.

More specifically, at a meeting held on April 2, 2013, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the re-approval of the Management Agreement and the Advisory Agreement.

Nature, Extent and Quality of Services
The Independent Trustees received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent under the Investment Management Agreement and by GFIA under the Investment Advisory Agreement. The Independent Trustees reviewed and analyzed the responses of Advent and GFIA to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by personnel of Advent and GFIA. In this regard, the Independent Trustees specifically reviewed the qualifications, background and responsibilities of the persons primarily responsible for day-to-day portfolio management services for the Fund.

The Independent Trustees evaluated the ability of Advent and GFIA, including their resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. Accordingly, the Independent Trustees considered information regarding the compensation structures for the personnel of Advent and GFIA involved in providing services to the Fund.

The Independent Trustees also considered the commitment of Advent and GFIA to the Fund and the hiring of senior level persons whose activities would relate, in part, to the Fund. The Independent Trustees discussed the changes in portfolio managers at Advent responsible for portfolio management for the Fund, and in other personnel at both Advent and GFIA.

The Board noted the services provided by GFIA, as distinct from those provided by Advent. They noted GFIA’s oversight and supervision of the services of Advent as investment manager including the general monitoring of performance of Advent, including (i) providing comparative analysis of investment performance to benchmarks and/or peer groups, (ii) conducting periodic interviews/discussion with portfolio managers regarding each Fund and (iii) conducting periodic reviews of the investment manager. The Board was also aware that GFIA assists in the implementation and oversight of the Fund compliance program, which is administered by the Fund’s chief compliance officer, including (i) providing an on-going review of results of compliance tests, such as prospectus limitations and requirements, and regulated investment company qualification requirements, (ii) monitoring code of ethics compliance and (iii) reviewing the trading process and related issues.

The Independent Trustees noted the favorable regulatory history of Advent and GFIA although they were aware of a Securities and Exchange Commission (“SEC”) settlement related to a closed-end fund advised by GFIA and issues raised in an SEC inquiry launched in January 2012 of GFIA security valuation practices.

Based on the above factors, together with those referenced below, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent and the investment advisory services provided to the Fund by GFIA.

Fund Performance and Expenses
The Independent Trustees considered the performance results for the Fund on a market price and net asset value basis over various time periods. They also considered these results in comparison to the performance results of one group of other closed-end funds that were determined to be similar to the Fund in terms of investment strategy (the “Peer Group”). They recognized that the number of other funds in the Peer Group was small and that for a variety of reasons, Peer Group comparisons may have limited usefulness. The Board also was aware that the performance benchmarks may not be useful comparisons due to the fact that the convertible securities in the benchmarks include convertibles with characteristics unlike those purchased for the Fund.

The Fund had outperformed its peer average for the five year period (based on net asset value), but had underperformed it for the one-, three- and since-inception periods. The Fund underperformed its index (75% Merrill Lynch All Convertibles Index/25% Merrill Lynch U.S. High Yield Master II) for the one-, three, five- and since-inception periods ended February 28, 2013 (based on net asset value).

The Board considered that the Fund recently modified its prior global mandate. In addition, the Board was advised of the views of the Adviser and Investment Manager that the comparability of the Fund to their revised peer groups remains limited due to the substantially different asset blends of the Fund, the higher leverage employed by the Fund and the Fund’s lower levels of assets under management (and therefore higher expense ratios). The Board noted that the Fund had invested consistent

40 | AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

INVESTMENT MANAGEMENT AGREEMENT RE-APPROVAL continued	April 30, 2013

with its convertible securities investment focus following the 2008 financial crisis when other peers seem to have opportunistically overweighted equities and high-yield bonds.

The Board concluded that the Fund was being managed consistent with its mandate. The Independent Trustees considered the steps management has continued to take to address the Fund’s underperformance, which include enhancements to risk management, implementation of investment guideline changes and changes to the portfolio management team and will continue to monitor performance on an on-going basis. The Board also reviewed information about the discount at which the Fund’s shares have traded as compared with its peers.

The Independent Trustees received and considered statistical information regarding the Fund’s total expense ratio (based on net assets applicable to common shares) and its various components. They also considered comparisons of these expenses to the expense information for the Fund’s Peer Group. The Independent Trustees recognized that the expense ratio of the Fund (expressed as a percentage of net assets attributable to common shares) was higher than expense ratios of certain Peer Group funds because of the Fund’s leverage, and because certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower expense ratios and because of the small size of the Fund and the overall complex in relation to peers. The Independent Trustees also noted that expense ratio comparison with the Peer Group was difficult, because the items included in other funds’ definitions of expenses may differ from those used for the Fund. The Independent Trustees considered that the Fund benefited from the use of leverage despite the costs. The Board recognized that the Fund had incurred significant non-recurring expenses in 2012 related to the refinancing of its leverage and redemption of preferred stock.

Based on the above-referenced considerations and other factors, the Independent Trustees concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreement and the Investment Advisory Agreement of the Fund.

Investment Management Fee Rate
The Independent Trustees reviewed and considered the contractual investment management fee rates for the Fund (collectively the “Management Agreement Rates”) payable by the Fund to Advent and to GFIA for investment management and advisory services, respectively. Additionally, the Independent Trustees received and considered information comparing the Management Agreement Rates (on a stand-alone basis exclusive of service fee/administrative fee rates) with those of the other funds in the relevant Peer Group. The Independent Trustees concluded that the fees were fair and equitable based on relevant factors, including the Fund’s performance results and total expenses relative to its Peer Group.

Profitability
The Independent Trustees received and considered an estimated profitability analysis of Advent and GFIA based on the Management Agreement Rates. The Independent Trustees concluded that, in light of the costs of providing investment advisory services to investment management and other services to the Fund, the profits and other ancillary benefits that Advent and GFIA received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale
The Independent Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Independent Trustees concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

Information about Services to Other Clients
The Independent Trustees also received and considered information about the nature, extent and quality of services and fee rates offered by Advent and GFIA to their other clients. In particular, Advent explained that its hedge fund clients pay higher fees than the Fund. Advent also confirmed that the Fund differs from certain other accounts advised by Advent in that the Fund is more complex to manage, requires greater resources from Advent and differs in terms of investment strategy and use of leverage. The Independent Trustees also noted the differing services provided to the Funds in relation to those typically provided to hedge funds and separate accounts. Advent also noted that certain pension funds enjoyed discounts on fees, as disclosed in Advent’s Form ADV. In addition, GFIA noted that it may charge different fees to other clients, which are a result of different types and levels of services provided.

After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Investment Management Agreement and the Investment Advisory Agreement was in the best interest of the Fund and its shareholders.

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT | 41

This Page Intentionally Left Blank.

FUND INFORMATION	April 30, 2013

Board of Trustees Randall C. Barnes Daniel L. Black Tracy V. Maitland* Chairman Derek Medina Ronald A. Nyberg Gerald L. Seizert Michael A. Smart
Officers
Tracy V. Maitland
President and Chief
Executive Officer

Robert White
Treasurer and Chief
Financial Officer

Edward C. Delk
Secretary and Chief
Compliance Officer

Douglas Teresko
Vice President and
Assistant Secretary

Investment Manager
Advent Capital
Management, LLC
New York, New York

Adviser
Guggenheim Funds
Investment Advisors, LLC
Lisle, Illinois

Administrator
Rydex Fund Services, LLC
Rockville, Maryland

Accounting Agent
and Custodian
The Bank of
New York Mellon
New York, New York

Preferred Stock-
Dividend Paying Agent
Computershare Shareowner
Services, LLC
Jersey City, New Jersey

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, New York

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
New York, New York

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Portfolio Managers
The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer), Paul Latronica (Managing Director) and Hart Woodson (Managing Director).

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund II?
•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866)488-3359

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund II for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866)274-2227, by visiting Guggenheim Funds website at www.guggenheiminvestments.com or by accessing the Funds Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Funds website at www.guggenheiminvestments.com. The Funds Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common and preferred stock in the open market or in private transactions.

AGC | ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT | 43

ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process
Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2	Analyze the quality of issues to help manage downside risk;

3	Analyze fundamentals to identify catalysts for favorable performance; and

4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
1271 Avenue of the Americas	2455 Corporate West Drive
New York, New York 10020	Lisle, IL 60532
Member FINRA/SIPC
(6/13)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-AGC-SAR-0413

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Tracy Maitland, Hart Woodson, and Paul Latronica(the “Portfolio Managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the Portfolio Managers as of April 30, 2013:

Name	Since	Professional Experience
Tracy Maitland	2003 (Inception)	Chief Executive Officer and Founder at Advent Capital Management, LLC.
Hart Woodson	2007 (Inception)	Portfolio Manager at Advent Capital Management, LLC since March 2007. He was previously a Senior Vice President at GAMCO Investments, Inc. from 1994-2007.
Paul Latronica	2011	Portfolio Manager at Advent Capital Management, LLC. He has been associated with Advent Capital Management for more than fifteen years.

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of April 30, 2013:

Tracy Maitland

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$913,007,167.46	0	0
Other pooled investment vehicles	1	$13,013,261.58	0	0
Other accounts	55	$3,801,264,340.81	1	$ 406,596,087.84

Paul Latronica

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$913,007,167.46	0	0
Other pooled investment vehicles	6	$652,653,944.14	0	0
Other accounts	15	$1,999,340,878.84	0	0

Hart Woodson

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$913,007,167.46	0	0
Other pooled investment vehicles	5	$639,640,682.56	0	0
Other accounts	3	$350,495,590.02	0	0

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure.  The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

(a) (4)   Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of April 30, 2013:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Tracy Maitland	$5,001- $50,000
Paul Latronica	$5,001- $50,000
Hart Woodson	$100,001 - $500,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)    The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)    There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)    Not applicable.

(b)        Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent Claymore Convertible Securities and Income Fund II

By:        /s/ Tracy V. Maitland

Name:  Tracy V. Maitland

Title:    President and Chief Executive Officer

Date:    July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:        /s/ Tracy V. Maitland

Name:  Tracy V. Maitland

Title:    President and Chief Executive Officer

Date:    July 8, 2013

By:        /s/ Robert White

Name:   Robert White

Title:    Treasurer and Chief Financial Officer

Date:    July 8, 2013